                                                                EXHIBIT 10(ss)


                                AKZO NOBEL N.V.
                           VELPERWEG 76, PO BOX 9300
                                6800 SB ARNHEM
                                THE NETHERLANDS

CONFIDENTIAL

DELIVERED BY HAND
Flexsys Holding B.V.
Flexsys America LP
Flexsys Rubber Chemicals Ltd.
Solutia Inc.

27 February 2007

RE:   PROPOSED SALE AND PURCHASE OF AKZO NOBEL'S INTEREST IN THE
      FLEXSYS COMPANIES

Dear Sirs,

We refer to the terms and conditions of the draft Transaction Agreement among Akzo Nobel N.V., Akzo Nobel Chemicals International B.V., and Akzo Nobel Chemicals Inc. (collectively "AKZO NOBEL"), Flexsys Holding B.V., Flexsys America LP, and Flexsys Rubber Chemicals Ltd. (collectively "FLEXSYS"), and Solutia Inc. ("SOLUTIA"), including all Schedules, attachments and other related documents, all of which are attached hereto (the "AGREEMENT") and our discussions in relation thereto (the "PROPOSED TRANSACTION") (Akzo Nobel, Flexsys and Solutia are collectively referred to herein as the "PARTIES").

We irrevocably commit to signing the Agreement in accordance with the terms and conditions contained in the Agreement (the "OFFER") upon your acceptance of the same and we confirm that signing shall not be conditional, unless explicitly set out otherwise in the Agreement or this letter. Solutia's execution of this letter shall constitute its acceptance of the Offer. Subject only to the provisions on employee consultation set forth below, you irrevocably commit to signing the Agreement in accordance with the Offer. You confirm that signing shall not be conditional upon any matter other than the provisions on employee consultation set forth below.

EMPLOYEE CONSULTATION

We acknowledge that Flexsys Holding B.V. cannot accept the Offer until the employee consultations in the Netherlands required for the Proposed Transaction to be completed prior to the signing of the Agreement have been completed as set out below: (a) the advice has been given by the relevant works council, such advice to be requested by Flexsys Holding B.V. and (b) the consultation with the unions and the notice to the Secretary of the Social and Economic Council by the relevant Parties jointly has taken place. We agree with you that we will discuss how we will participate in and contribute to the works council consultation processes referred to under (a) and how we will jointly carry out the consultations referred to under (b).

EXCLUSIVITY

Upon the signing for acknowledgement by you of this letter and until the later of (i) the signing of the Agreement and (ii) the conclusion of the employee consultations set forth below, but in any event no later than May 25, 2007, or, if earlier, the date this Offer is cancelled or rescinded in accordance with the terms of this letter, we will grant you exclusivity in relation to the sale and acquisition of Akzo Nobel's interests in Flexsys. We therefore undertake not to accept any bid from any third party or otherwise engage in discussions or commitments concerning the Proposed Transaction in whole or in part during the period indicated in the previous sentence, provided that this undertaking shall terminate, and at its sole election Akzo Nobel may rescind this Offer, if Solutia and Flexsys do not obtain binding commitment letters and/or definitive financing agreements with respect to the Company Financing Amount (as defined in the Agreement) by February 28, 2007.

We confirm that during this period of exclusivity, our Offer (subject to the terms of this letter) is irrevocable and will not be changed.

PRESS RELEASE AND CONFIDENTIALITY

Following the signing for acknowledgement of this letter by all Parties, all Parties agree to abide by the provisions of Section 10.9 of the Agreement which are incorporated herein by reference.

AGREEMENT

The Parties shall execute the Agreement within three Business Days from the later of the date on which (i) the notice to the Secretary of the Social and Economic Counsel has been sent, (ii) the consultations with the trade unions have, to the extent required, taken place, and (iii) the relevant works council of Flexsys Holding B.V. has rendered the advice required under Dutch law in respect of the Proposed Transaction.

In the event the employee consultation process results in (a) a negative advice or (b) any suggestions or conditions relating to the terms of the Proposed Transaction which have an impact on the Offer in such a manner that it could not be expected from a reasonable purchaser or seller to pursue the Proposed Transaction, then the Parties will discuss in good faith (without any binding obligation to agree any changes) whether and to what extent the Proposed Transaction can be altered to accommodate the relevant employee body. Changes to the Agreement shall only relate to the outcome of the employee consultation process, and, if any such changes are agreed, the Parties shall be bound to enter into the Agreement as so amended.

If the Parties cannot agree on changes to the Proposed Transaction to accommodate the relevant employee body's suggestions or conditions, then you will inform the relevant employee body accordingly, in which case the Agreement will be executed as soon as:

(a) the period as set out in article 25 paragraph 6 of the Dutch Works Council Act shall have lapsed, without such employee body having initiated legal proceedings as set out in article 26 of the Dutch Works Council Act; or

(b) in the event that the legal proceedings as set out in article 26 of the Dutch Works Council Act have been initiated, Flexsys Holding B.V. shall have received a final order from the Enterprise Section of the Amsterdam Court of Appeal ('Ondernemingskamer') dismissing the relevant employee body's appeal.

In the event that the relevant Dutch court referred to under (b) above, in a final order decides in favor of the relevant employee body and this has an impact on the Offer in such a manner that it could not be expected from a reasonable purchaser or seller to pursue the Proposed Transaction, you shall not be obligated to sign the Agreement and we may decide to rescind and/or cancel the Offer.

MISCELLANEOUS

From and after the date of the execution of this letter, the Parties agree that they will be bound by the terms of and subject to all of the obligations under Sections 7.3, 7.6, 7.11, 7.12, and 7.13 of the Agreement; provided, that
                                                                --------
no Disentanglement Transaction (as defined in the Agreement) shall be consummated in the Netherlands until the conclusion of the employee consultations set forth herein.

In the event the Agreement is not signed on or before May 25 2007 (other than by reason of default of one of the Parties), we may decide to rescind and/or cancel the Offer, or you may decide to rescind and/or cancel your acceptance of the Offer. In either such case, the party electing to rescind the Offer or acceptance, as applicable, must do so in writing to the other parties, at which time none of the parties will have any obligations under this letter. Notwithstanding the foregoing, no such action to rescind or cancellation shall relieve any party from any liability for any breach of any of its obligations under Sections 7.3, 7.6, 7.11, 7.12 (with respect to obligations outside of the Netherlands) or 7.13 of the Agreement and Solutia shall be obligated to comply with Section 8.2(b)(iii) of the Agreement.

This letter shall be governed by and construed in accordance with the laws of the Netherlands. Any disputes arising hereunder, if not resolved amicably, shall be settled in accordance with the Dispute Resolution provisions set forth in Section 10.14 of the Agreement, which are incorporated herein by reference.

Yours sincerely,


AKZO NOBEL N.V.

By: /s/ D.W. Welch
   -------------------------------
Name:  D.W. Welch
Title: Director Corporate Strategy


By: /s/ Graham White
   -------------------------------
Name:  Graham White
Title: Deputy Director Corporate Strategy


AKZO NOBEL CHEMICALS INTERNATIONAL B.V.

By: /s/ D.W. Welch
   -------------------------------
Name:  D.W. Welch
Title: Attorney in Fact


By: /s/ Graham White
   -------------------------------
Name:  Graham White
Title: Deputy Director Corporate Strategy


AKZO NOBEL CHEMICALS INC.

By: /s/ D.W. Welch
   -------------------------------
Name:  D.W. Welch
Title: Attorney in Fact


By: /s/ Graham White
   -------------------------------
Name:  Graham White
Title: Deputy Director Corporate Strategy

ACKNOWLEDGED AND AGREED FOR ON BEHALF OF:


FLEXSYS HOLDING B.V.

By: /s/ Peter Schneider
----------------------------------
Name:  Peter Schneider
Title: Director Flexsys Holding B.V.


By: /s/ W. Kymmell
----------------------------------
Name:  W. Kymmell
Title: General Counsel


FLEXSYS AMERICA LP

By: Flexsys America Co.,
    its General Partner

By: /s/ W. Kymmell
----------------------------------
Name:  W. Kymmell
Title: General Counsel


FLEXSYS RUBBER CHEMICALS LTD.

By: /s/ W. Kymmell
----------------------------------
Name:  W. Kymmell
Title: General Counsel


SOLUTIA INC.

By: /s/ Rosemary L. Klein
----------------------------------
Name:  Rosemary L. Klein
Title: Senior Vice President